Income Taxes - Deferred Tax Assets Balance (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Allowances for expected credit loss of receivables	¥ 23,596	¥ 30,296
Accrued payroll and expenses and others	30,633	26,416
Net operating loss carryforward	293,528	321,276
Less: valuation allowance	(284,499)	(307,818)	¥ (263,229)	¥ (187,396)
Total deferred tax assets, net	¥ 63,258	¥ 70,170